UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2015

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue, Darien, Connecticut		06820
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, the stockholders of Genesee & Wyoming Inc. (the “Company”) approved the Third Amended and Restated 2004 Omnibus Incentive Plan (the “Omnibus Plan”) at the Company’s 2015 annual meeting of stockholders. The Omnibus Plan became effective as of the date of such stockholders’ approval. A description of the Omnibus Plan is set forth in the Company’s proxy statement, dated March 30, 2015 for its 2015 annual meeting of stockholders (the “Proxy Statement”), under “Proposal Two: Adoption of our Third Amended and Restated 2004 Omnibus Incentive Plan” starting at page 61, which is incorporated herein by reference. The description is qualified in its entirety by reference to a copy of the Omnibus Plan attached to the Proxy Statement as Annex I, which is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2015 annual meeting of stockholders was held on May 12, 2015. The stockholders considered three proposals, each of which is described in more detail in the Proxy Statement. As set forth in the Proxy Statement, there were 53,073,807 shares of Class A common stock and 945,485 shares of Class B common stock outstanding as of the close of business on the record date. A total of 50,810,860 shares of Class A common stock, or 95.7%, were present in person or by proxy at the annual meeting. A total of 924,831 shares of Class B common stock, or 97.8%, were present in person or by proxy at the annual meeting. The holders of the Company’s Class A common stock are entitled to one vote for each share of Class A common stock held and the holders of the Company’s Class B common stock are entitled to ten votes for each share of Class B common stock held. The final voting results for each matter submitted to a vote of stockholders at the annual meeting are as follows:

Proposal 1: Election of Directors. The stockholders voted to elect the following individuals as directors of the Company, each for a three-year term expiring in 2018, or until their successors have been duly elected and qualified, except for Mr. Smith who was elected as a director of the Company for a two-year term expiring in 2017:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard H. Allert	55,655,690	1,158,472	3,245,009
Michael Norkus	55,649,214	1,164,948	3,245,009
Ann N. Reese	55,945,058	869,104	3,245,009
Hunter C. Smith	56,179,938	634,224	3,245,009

Directors whose terms of office continued after the annual meeting are: Richard H. Bott, Mortimer B. Fuller III, John C. Hellmann, Øivind Lorentzen III, Robert M. Melzer, Philip J. Ringo, and Mark A. Scudder.

Proposal 2: Approval of the Adoption of the Company’s Third Amended and Restated 2004 Omnibus Incentive Plan. The adoption of the Company’s Omnibus Plan was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,087,169	11,660,786	66,207	3,245,009

Proposal 3: Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified as follows:

Votes For	Votes Against	Abstentions
59,745,005	266,159	48,007

Item 9.01 Exhibits.

(d) Exhibits

For a list of exhibits, see the Exhibit Index in this Report, which is incorporated into this Item 9.01 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

Date: May 13, 2015	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amended and Restated 2004 Omnibus Incentive Plan (incorporated herein by reference to Annex I to the Company’s Definitive Proxy Statement on Schedule 14A dated May 30, 2015)

99.1	The section entitled “Proposal Two: Adoption of our Third Amended and Restated 2004 Omnibus Incentive Plan” starting at page 61 of the Company’s Definitive Proxy Statement on Schedule 14A dated March 30, 2015 is incorporated herein by reference